JONES APPAREL GROUP, INC.
            JONES APPAREL GROUP HOLDINGS, INC.
               JONES APPAREL GROUP USA, INC.
                   NINE WEST GROUP INC.


$175,000,000 Aggregate Principal Amount of 7.50% Senior Notes due 2004 $225,000,000 Aggregate Principal Amount of 7.875% Senior Notes due 2006


      EXCHANGE AND NOTE REGISTRATION RIGHTS AGREEMENT

                       June 15, 1999



BEAR, STEARNS & CO. INC.
CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER
    & SMITH INCORPORATED
SALOMON SMITH BARNEY INC.
BANCBOSTON ROBERTSON STEPHENS INC.
BANC OF AMERICA SECURITIES LLC
ING BARING FURMAN SELZ LLC
LAZARD FR RES & CO. LLC
TUCKER ANTHONY CLEARY GULL
BREAN MURRAY & CO., INC.
THE BUCKINGHAM RESEARCH GROUP INCORPORATED
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

          Jones Apparel Group, Inc., a Pennsylvania corporation, Jones Apparel Group USA, Inc., a Pennsylvania corporation, Jones Apparel Group Holdings, Inc., a Delaware corporation (previously named Jill Acquisition Sub Inc.), and Nine West Group Inc. (previously named Jack Asset Sub Inc., a Delaware corporation (collectively, the "Issuers"), as joint and several obligors, propose to issue and sell to Bear, Stearns & Co. Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens Inc., Banc of America Securities LLC, ING Baring Furman Selz LLC, Lazard Freres & Co. LLC, Tucker Anthony Cleary

Gull, Brean Murray & Co., Inc. and The Buckingham Research Group Incorporated (collectively, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated June 9, 1999 (the "Purchase Agreement"), $175,000,000 aggregate principal amount of their 7.50% Senior Notes due 2004 (the "7.50% Notes"), and $225,000,000 aggregate principal amount of their 7.875% Senior Notes due 2006 (the "7.875% Notes", and, together with the 7.50% Notes, the "Securities"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Issuers jointly and severally agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

          1. Registered Exchange Offer. The Issuers shall (i) prepare and, not later than 90 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Issuers (the "Exchange Securities"), that are identical in all material respects to the Securities, except that the liquidated damages provisions and the transfer restrictions relating to the Securities will be eliminated, (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 210 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") among the Issuers and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the liquidated damages provisions and the transfer restrictions relating to the Securities (as described above).

          Upon the effectiveness of the Exchange Offer Registration
Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of any of the

Issuers (within the meaning of the Securities Act) or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution,
(c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Issuers, the Initial Purchasers and each Exchanging Dealer (as defined below) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Holder (which may include the Initial Purchasers) that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), may be deemed to be an "underwriter" within the meaning of the Securities Act and must therefore, deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Issuers shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Issuers (the "Private Exchange Securities") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Issuers shall use their reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

          In connection with the Registered Exchange Offer, the Issuers shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer or any Private Exchange, as the case may be, the Issuers shall:

          (a) accept for exchange all Securities validly tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange (it being understood that all questions as to validity, form, eligibility (including time of receipt) and acceptance of Securities tendered for exchange shall be determined by the Issuers in their sole discretion, which determination shall be final and binding);

          (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Issuers shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Issuers shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of any of the Issuers or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Issuers are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 210 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, other than by reason of such Holder being an Affiliate of any of the Issuers (it being understood that, for purposes of this Section 2, the requirement that an Exchanging Dealer deliver a prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of marketmaking activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable"), or
(vi) the Issuers so elect, then the following provisions shall apply:

          (a) The Issuers shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 90 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use their reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that, with respect to Exchange Securities or Private Exchange Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation SK Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (b) The Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Issuers shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless
(i) such action is required by applicable law or (ii) such action is taken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers' obligation hereunder), including the acquisition or divestiture of assets and other material transactions involving the Issuers, so long as the Issuers promptly thereafter comply with the requirements of Section 4(j) hereof, if applicable.

          (c) Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Issuers by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Issuers fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 90 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 90 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 210 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 180 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 90 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) without being succeeded within 90 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Issuers will be obligated to pay liquidated damages to each Holder of

Transfer Restricted Securities, during the period of one or more such Registration Defaults, at a rate of 0.25% per annum, determined daily, on the principal amount of the Securities constituting Transfer Restricted Securities held by such holder until (i) the applicable Registration Statement is filed,
(ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), none of the Issuers shall be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

          (b) The Issuers shall notify the Trustee and the Paying Agent under the Indenture promptly upon the happening of each and every Registration Default. The Issuers shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be any of the Issuers for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole and exclusive remedy for damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          4.   Registration Procedures.  In connection with any
Registration Statement, the following provisions shall apply:

          (a) The Issuers shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Issuers shall advise each Initial Purchaser, each Exchanging Dealer which has provided in writing to any of the Issuers a telephone or facsimile number and address for notice (in the case of clauses
(iii), (iv) and (v) only) and, in the case of a Shelf Registration Statement, the Holders of the securities covered thereby and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses
(iii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

               (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that such document does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus included therein, in the light of the circumstances under which they were made) not misleading.

          (c) The Issuers will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (d) The Issuers will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Issuers will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuers consent to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (f) The Issuers will furnish to each Initial Purchaser and each Exchanging Dealer and to any other Holder who so requests in writing, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (g)  The Issuers will, during the Exchange Offer Registration
Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Issuers consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

          (h) Prior to the effective date of any Registration Statement, the Issuers will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that none of the Issuers will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) Subject to the provisions of the Indenture or the Exchange Securities Indenture, as the case may be, and applicable law, the Issuers will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

          (j) If any event contemplated by Section 4(b)(iii) through (v) occurs during the period for which the Issuers are required to maintain an effective Registration Statement, the Issuers will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k)  Not later than the effective date of the applicable
Registration Statement, the Issuers will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Issuers shall use their reasonable best efforts to comply with all applicable rules and regulations of the Commission to the extent and so long as they are applicable to the applicable Registration Statement, Registered Exchange Offer or the shelf registration described in the Shelf Registration Statement and will make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the first fiscal quarter of Jones Apparel Group, Inc. commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

          (m) The Issuers will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Issuers may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Issuers such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Issuers may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuers may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Issuers pursuant to Section 4(b)(iii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Issuers that the use of the applicable prospectus may be resumed. If the Issuers shall give any notice under Section 4(b)(iii) through (v) during the period that the Issuers are required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received
(x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (p) In the case of a Shelf Registration Statement, the Issuers shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (q) In the case of a Shelf Registration Statement, the Issuers shall as may reasonably be requested by any Holder (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their respective subsidiaries and
(ii) use their reasonable best efforts to have their officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement; provided, however, that each such person shall first agree in writing if requested by the Issuers that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any Inspector, unless such disclosure is required by law or by court or administrative order, or to assert any defenses available under the state and federal securities laws, including without limitation, "due diligence" defenses, or such information becomes available to the public generally other than as a result of a disclosure or failure to safeguard such information by such Holder or Inspector or to such person from a source other than the Issuers and such source is not known, after due inquiry, by such person to be bound by any obligation of confidentiality.

          (r) In the case of a Shelf Registration Statement, the Issuers shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable best efforts to cause
(i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) their respective officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) their respective independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5. Registration Expenses. The Issuers will bear all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and the Issuers will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

          6. Indemnification. (a) Each of the Issuers, jointly and severally, shall indemnify and hold harmless each Holder (including any such Initial Purchaser or Exchanging Dealer), each of their respective affiliates, each Person, if any, who controls any of such parties within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and each of their respective directors, officers, partners, employees, representatives and agents, to the fullest extent lawful as follows:

               (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus contained therein or any amendment or supplement thereto pursuant to which the offer and sale of the Securities, Exchange Securities or Private Exchange Securities were registered under the Securities Act including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, whether commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if and only if such settlement is effected with the prior written consent of the Issuers; and

               (iii) without duplication, from and against any and all expenses whatsoever (including reasonable fees and disbursements of counsel chosen by such Initial Purchaser, Holder or Exchanging Dealer (except to the extent otherwise expressly provided in Section 6(c) hereof)), as incurred, reasonably incurred in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, whether commenced or threatened, and any amount paid in settlement thereof, or any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 6(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with information furnished to the Issuers by or on behalf of such Initial Purchaser, Holder or Exchanging Dealer in writing expressly for use in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto or (ii) contained in any preliminary prospectus or any prospectus if such Initial Purchaser, Holder or Exchanging Dealer failed to send or deliver a copy of the final prospectus where such delivery is required by the Securities Act and such final prospectus (as so amended or supplemented) would have corrected such untrue statement or omission and the delivery thereof would have eliminated such losses, claims, damages or liabilities. Any amounts advanced by the Issuers to an indemnified party pursuant to this Section 6(a) as a result of such losses shall be returned to the Issuers if it shall be finally judicially determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Issuers.

          (b)  Each Holder (including any such Initial Purchaser or
Exchanging Dealer), by its acceptance of its Securities, Exchange Securities or Private Exchange Securities, as the case may be, agrees, severally and not jointly, to indemnify and hold harmless each Issuer and each of their respective directors, officers (including each of the officers of the Issuers who signed the Registration Statement), employees, representatives and agents, and each Person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or any such prospectus (or any amendment or supplement thereto); provided, however, that, in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party (but failure to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have other than on account of this indemnity agreement). An indemnifying party may participate, at its own expense, in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and reasonably satisfactory to the indemnified parties defendant in such action; provided, however, that if any such indemnified party reasonably determines, upon written advice of counsel, that there may be legal defenses available to any indemnified party which are different from or in addition to those available to any indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not so be entitled to assume such defense. If an indemnifying party is not so entitled to assume the defense of such action, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this Section 6(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. No indemnifying party shall, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Notwithstanding any payment or payments made by any Issuer hereunder, each Issuer hereby expressly waives subrogation to, and agrees that it shall not be entitled to be subrogated to, any of the rights of any indemnified party against any of the Issuers or any other right of offset held by any indemnified party for the payment of any amounts owed to any indemnified party pursuant to this Section 6; provided, however, that if any of the foregoing provisions of this paragraph are held to be contrary to applicable law or unenforceable by a court of competent jurisdiction, each of the Issuers hereby expressly agrees that any right of subrogation or contribution that such

Issuer may have as a result of such applicable law or unenforceability, as the case may be, shall be subordinate in right of payment to the payment in full in cash of all amounts owed to any indemnified party pursuant to this Section 6.

          (e) If the indemnification provided for in this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities, Exchange Securities or Private Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Issuers, on the one hand, and a Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Issuers as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities, Exchange Securities or Private Exchange Securities, on the other.

          The relative fault of the Issuers on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Holders, and the respective parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Issuers and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(e). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 6(e), an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 6(e), each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of any Issuer and each officer of any Issuer who signed the Registration Statement and each person, if any, who controls any Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Issuer.


          7. Rules 144 and 144A. The Issuers shall use their reasonable best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers are not required to file such reports, they will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Issuers covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Issuers shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this
Section 8 shall be deemed to require the Issuers to register any of their securities pursuant to the Exchange Act.

          8.   Underwritten Registrations.  If any of the Transfer
Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Issuers (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          9. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

                    (1) if to a Holder, at the most current address given by such Holder to the Issuers in accordance with the provisions of this
     Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to, Bear, Stearns & Co. Inc., Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., BancBoston Robertson Stephens Inc. and Banc of America Securities LLC;

                    (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

                    (3) if to any of the Issuers, initially at its address set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors And Assigns. This Agreement shall be binding upon the Issuers and their respective successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (h) Remedies. In the event of a breach by any Issuer or Holder of any of its obligations under this Agreement, each Holder or the Issuers, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by any Issuer of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of their rights under this Agreement. The Issuers and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason by it of a breach of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. Each of the Issuers represents, warrants and agrees for the period commencing on the date hereof and ending on the date on which there are no Transfer Restricted Securities outstanding that
(i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof,
(ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Issuers to register any debt securities of the Issuers under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j) No Piggyback on Registrations. None of the Issuers or any of their security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Issuers in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

           [Rest of page intentionally left blank]

          Please confirm that the foregoing correctly sets forth the agreement among the Issuers and the Initial Purchasers.


                              Very truly yours,

                              JONES APPAREL GROUP, INC.

                                By: _________________________
                                   Name: ____________________
                                   Title: ___________________

                              JONES APPAREL GROUP USA, INC.

                                By: _________________________
                                   Name: ____________________
                                   Title: ___________________

                              JONES APPAREL GROUP HOLDINGS, INC.

                                By: _________________________
                                   Name: ____________________
                                   Title: ___________________

                              NINE WEST GROUP INC.

                                By: _________________________
                                   Name: ____________________
                                   Title: ___________________

Accepted in New York, New York:


BEAR, STEARNS & CO. INC.


By:_________________________
 Name: _____________________
 Title: ____________________

Address for notices pursuant to Section 9(c):

245 Park Avenue
New York, New York 10167
Attention:


CHASE SECURITIES INC.

By:_________________________
 Joel Glasky
 Managing Director

Address for notices pursuant to Section 9(c):

1 Chase Manhattan Plaza, 26th Floor
New York, New York  10081
Attention:   Legal Department

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

World Financial Center
North Tower
New York, New York  10281
              Attention:    Mary Beth Henson,
    Managing Director



SALOMON SMITH BARNEY INC.

By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

388 Greenwich Street, 33rd Floor
New York, NY 10013
Attention: Investment Banking


BANCBOSTON ROBERTSON STEPHENS INC.

By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

100 Federal Street
Boston, MA  02110
Attention:

BANC OF AMERICA SECURITIES LLC

By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

100 N. Tryon Street
Charlotte, NC  28255
Attention:


ING BARING FURMAN SELZ LLC


By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

55 East 52nd Street
35th Floor
New York, NY 10055

Attention:


LAZARD FR RES & CO. LLC


By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

30 Rockefeller Plaza, 60th Floor
New York, NY 10020
Attention:    Syndicate Department

TUCKER ANTHONY CLEARLY GULL


By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

200 Liberty Street
One World Financial Center
New York, NY 10281

Attention:

BREAN MURRAY & CO., INC.


By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

570 Lexington Avenue
New York, NY 10022

Attention:


THE BUCKINGHAM RESEARCH GROUP INCORPORATED


By:_________________________
 Authorized Signatory

Address for notices pursuant to Section 9(c):

630 Third Avenue
New York, NY 10017

Attention:    Syndicate Department

                           ANNEX A


    Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the date hereof and ending on the close of business on the earlier to occur of (i) the date on which all Exchange Securities held by broker-dealers eligible to use the Prospectus to satisfy their prospectus delivery obligations under the Securities Act have been sold and (ii) the date 180 days after the consummation of the Registered Exchange Offer (the "Expiration Date"), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                           ANNEX B


    Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                           ANNEX C

                    PLAN OF DISTRIBUTION


    Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the date hereof and ending on the close of business on the earlier to occur of (i) the date on which all Exchange Securities held by broker-dealers eligible to use the Prospectus to satisfy their prospectus delivery obligations under the Securities Act have been sold and (ii) the date 180 days after the consummation of the Registered Exchange Offer (the "Expiration Date"), it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such
resale.  In addition, until [             ] 199[ ], all dealers effecting
transactions in the Exchange Securities may be required to deliver a prospectus.

    None of the Issuers will receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    For a period starting on the date hereof and ending on the close of business on the earlier to occur of (i) the date on which all Exchange Securities held by broker-dealers eligible to use the Prospectus to satisfy their prospectus delivery obligations under the Securities Act have been sold and (ii) the Expiration Date, the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                           ANNEX D


    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
    Address:

    If the undersigned is not a broker-dealer, the undersigned represents that it is (i) acquiring the Exchange Securities in the ordinary course of its business, (ii) has no arrangement or understanding with any person, nor does it intend to engage in, a distribution (as that term is interpreted by the Securities and Exchange Commission) of Exchange Securities and (iii) it is not an affiliate (as that term is interpreted by the Securities and Exchange Commission) of any of the Issuers. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.